EXHIBIT 23.1

                        Consent of Deloitte & Touche LLP



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                          INDEPENDENT AUDITORS' CONSENT








     We consent to the incorporation by reference in this Registration Statement of Sun Bancorp, Inc. on Form S-8 of our report dated February 1, 1999, incorporated by reference in the Annual Report on Form 10-K of Sun Bancorp, Inc. for the year ended December 31, 1998.



                                               /s/ Deloitte & Touche LLP
                                               ---------------------------------
                                               Deloitte & Touche LLP




October 26, 1999

Philadelphia, Pennsylvania